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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   April 14, 2002
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                               Adolor Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    000-30039                31-1429198
           --------                    ---------                ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


700 Pennsylvania Drive, Exton, PA                                  19341
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (484) 595-1500
                                                     --------------


Not Applicable
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(Former name or former address, if changed since last report)

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         This report on Form 8-K/A amends the report on Form 8-K/A filed on
August 20, 2003. Included in this amendment are Item 5 and Item 7(c).


Item 5.       Other Events.

         On April 15, 2002, Adolor Corporation, a Delaware corporation (the "Company"), announced that the Company entered into a Collaboration Agreement, dated as of April 14, 2002, between the Company and Glaxo Group Limited for the exclusive worldwide development and commercialization of alvimopan (formerly known as ADL 8-2698). The Collaboration Agreement is attached to this Report as
Exhibit 10.1.

Item 7(c).        Exhibits.


10.1 Collaboration Agreement, dated as of April 14, 2002, by and between the Company and Glaxo Group Limited.*

99.1              Press Release of the Company, dated April 15, 2002.**

______________
* Confidential Treatment requested.
** Previously filed.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        ADOLOR CORPORATION



                                        By:        /s/ Bruce A. Peacock
                                            ------------------------------------
                                            Name: Bruce A. Peacock
                                            Title: President and Chief
                                                   Executive Officer


Dated: October 10, 2003